UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities and Exchange Act of 1934
Date of Report (Dated of earliest event reported): May 4, 2021

HERITAGE FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number 000-29480

Washington			91-1857900
(State or other jurisdiction of incorporation or organization)			(I.R.S. Employer Identification No.)

201 Fifth Avenue SW,	Olympia	WA	98501
(Address of principal executive offices)			(Zip Code)
(360) 943-1500
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12 (b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, no par value	HFWA	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

(a)The Annual Meeting of Heritage Financial Corporation (the “Company”) was held on May 4, 2021.

(b)There were a total of 35,914,775 of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 30,719,323 shares of common stock were represented in person or by proxy, therefore a quorum was present. The following proposals were submitted by the Board of Directors to a vote of shareholders:

Proposal 1. Election of Directors. The following individuals were elected as directors for one year terms:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
	# of votes	# of votes	# of votes	# of votes
Brian S. Charneski	27,358,491	629,238	63,447	2,668,147
John A. Clees	27,072,848	915,218	63,110	2,668,147
Jeffrey J. Deuel	27,678,025	310,041	63,110	2,668,147
Kimberly T. Ellwanger	25,962,224	2,027,245	61,707	2,668,147
Deborah J. Gavin	27,885,681	103,788	61,707	2,668,147
Jeffrey S. Lyon	26,495,093	1,492,973	63,110	2,668,147
Gragg E. Miller	27,862,247	125,482	63,447	2,668,147
Anthony B. Pickering	27,361,129	679,132	10,915	2,668,147
Frederick B. Rivera	27,905,227	136,034	9,915	2,668,147
Brian L. Vance	27,453,367	534,699	63,110	2,668,147
Ann Watson	27,214,012	775,457	61,707	2,668,147
Based on the votes set forth above, the above named directors were duly elected to serve as directors of the Company for a one year term expiring at the annual meeting of shareholders in 2022 and until their respective successors have been duly elected and qualified.

Proposal 2. Advisory (Non-binding) approval of the compensation of the Company’s named executive officers. This proposal received the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
27,188,697	704,060	158,419	2,668,147
Based on the votes set forth above, the compensation of the Company’s named executive officers was approved by shareholders.

Proposal 3. Ratification of the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021. This proposal received the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
30,622,432	69,174	27,717	-
Based on the votes set forth above, the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021 was duly ratified by the shareholders.

(c)None.
(d)None.

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERITAGE FINANCIAL CORPORATION

Date:
May 5, 2021	/S/ JEFFREY J. DEUEL
Jeffrey J. Deuel
President and Chief Executive Officer
(Duly Authorized Officer)